   As filed with the Securities and Exchange Commission on February 28, 1995.
                                            Registration Statement No. 33- _____

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________


                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              ____________________


                         SOUTHERN NATIONAL CORPORATION
             (Exact name of Registrant as specified in its Charter)

          North Carolina                            56-0939887
  (State or other jurisdiction of      (I.R.S. Employer Identification Number)
  incorporation or organization)

                           500 North Chestnut Street
                        Lumberton, North Carolina 28358
          (Address of principal executive office, including zip code)

                         SOUTHERN NATIONAL CORPORATION
                          OMNIBUS STOCK INCENTIVE PLAN
                            (Full title of the Plan)
                             ______________________

                             David L. Craven, Esq.
                    Southern National Bank of North Carolina
                             200 West Second Street
                                   3rd Floor
                      Winston-Salem, North Carolina 27101
                                  910-773-7390
(Name, address, including zip code, and telephone number including area code, of agent for service)

                                With copies to:
        Mark S. Dray, Esq.                     David L. Craven, Esq.
      David M. Carter, Esq.          Southern National Bank of North Carolina
        Hunton & Williams                    200 West Second Street
   Riverfront Plaza, East Tower                    3rd Floor
       951 East Byrd Street             Winston-Salem, North Carolina 27101
   Richmond, Virginia 23219-4074                  910-773-7390
         804-788-8200
                              ____________________

                        CALCULATION OF REGISTRATION FEE

=======================================================================================================
                                                 Proposed maximum    Proposed maximum
    Title of securities         Amount to be      offering price        aggregate         Amount of
      to be registered           registered          per share        offering price   registration fee
- -------------------------------------------------------------------------------------------------------
Common Stock, $5 par
value                         4,000,000 shares       $22.00(*)         $88,000,000.00      $30,345
=======================================================================================================

     (*) Estimated solely for the purpose of computing the registration fee. This amount was calculated pursuant to Rule 457(c) on the basis of $22.00 per share, which was the average of the high and low prices of the Common Stock on the New York Stock Exchange on February 21, 1995, as reported in the Wall Street Journal.
================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

 Item 1.  Plan Information.

          Not required to be filed with the Securities and Exchange Commission (the "Commission").

 Item 2.  Registrant Information and Employee Plan Annual Information.

          Not required to be filed with the Commission.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

 Item 3.  Incorporation of Documents by Reference.

          Southern National Corporation (the "Company" or "SNC") hereby incorporates by reference in this Prospectus the following documents filed with the Commission: The following documents concerning SNC (File No. 1-10853) are incorporated by reference herein: (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1993, the consolidated financial statements and certain other information therein having been superseded by the consolidated financial statements and certain other information for the year ended December 31, 1993, that are included in SNC's Current Report on Form 8-K, dated September 26, 1994, to reflect SNC's acquisition of Regency Bancshares Inc., The First Savings Bank, FSB and Home Federal Savings Bank; (ii) the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 1994, June 30, 1994 and September 30, 1994; (iii) the description of the Company's Common Stock (the "Common Stock") in the Company's registration statement filed under the Securities Exchange Act, as amended ("Exchange Act") with respect to the Common Stock, including all amendments and reports filed for the purpose of updating such description; and (iv) the Company's Current Report on Form 8-K dated January 28, 1994 (as amended on April 15, 1994, and June 6, 1994), August 8, 1994, September 26, 1994, November 14, 1994, and February 24, 1995,
 including consolidated financial statements for BB&T Financial Corporation ("BB&T Financial") and pro forma condensed financial information relating to the Company's proposed merger with BB&T Financial.

          All other reports filed by the Company pursuant to Section 13(a) and 13(c) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of shares of the Company's Common Stock pursuant to the Southern National Corporation Omnibus Stock Incentive Plan (the "Plan"), any definitive proxy or information statement filed pursuant to
 Section 14 of the Exchange Act in connection with any subsequent meetings of shareholders and any reports filed pursuant to Section 15 of the Exchange Act prior to any such termination of the offering of shares, shall be deemed to be incorporated by reference in the Prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Prospectus to the extent that a statement contained herein or in any other subsequently filed document that is or is deemed to be incorporated by reference herein modifies or supersedes such earlier statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Prospectus.

 Item 4.  Description of Securities.

          Not applicable.

 Item 5.  Interests of Named Experts and Counsel.

          Not applicable.

 Item 6.  Indemnification of Directors and Officers.

          As permitted by the laws of North Carolina, the Amended and Restated Articles of Incorporation of the Company (the "Articles") eliminate all liability of the Company's directors and officers for monetary damages to the Company or its shareholders except in the event of willful misconduct or a knowing violation of the criminal law or any federal or state securities law. The Articles also require indemnification of any person against liability incurred in connection with any proceeding to which that person is made a party by reason of (i) his service to the Company as a director or officer or (ii) his service as director, officer, trustee or partner to some other enterprise at the request of the Company, except in the event of willful misconduct or a knowing violation of the criminal law.

 Item 7.  Exemption from Registration Claimed.
          Not applicable.

 Item 8.  Exhibits.

 Exhibit No.
 -----------

 31. Amended and Restated Articles of Incorporation (filed as Exhibit 4(a) to the Company's Registration Statement on Form S-3 filed on June 9, 1993 (Registration Statement No. 33-64176) and incorporated herein by reference).

 32. Bylaws (filed as Exhibit 3.2 to the Company's Registration Statement on Form S-4 filed on June 20, 1989 (Registration Statement No. 33-20586) and incorporated herein by reference).

 43.      Southern National Corporation Omnibus Stock Incentive Plan.

 5        Opinion of Hunton & Williams

 23.1     Consent of Arthur Andersen LLP.

 23.2     Consent of KPMG Peat Marwick LLP.

 23.3     Consent of KPMG Peat Marwick LLP.

 23.4     Consent of Donald G. Jones and Company, P.A.

 23.5     Consent of Ernst & Young LLP.

 23.6     Consent of Coopers & Lybrand L.L.P.

 23.7     Consent of Hunton & Williams (included in Exhibit 5)

 24 Power of Attorney of Directors and Officers of the Company (included on signature page).

 Item 9.  Undertakings

         (a) The undersigned registrant hereby undertakes:

           1. To file, during any period in which offers or sales are made, a post-effective amendment to this registration statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

 provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the
 --------  -------
 information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
 Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

           2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona
                                                                            ----
 fide offering thereof.
 ----

           3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act, and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act, that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona
                                                                            ----
 fide offering thereof.
 ----

      (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on February 24, 1995.


                           SOUTHERN NATIONAL CORPORATION
                            (Registrant)

                           By: /s/ L. Glenn Orr, Jr.
                              --------------------------------------------
                              L. Glenn Orr, Jr.
                              Chairman, President and Chief Executive Officer


                               POWER OF ATTORNEY


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 24, 1995. Each of the directors and/or officers of Southern National Corporation whose signature appears below hereby appoints David L. Craven, Sherry A. Kellett and David M. Carter, and each of them severally, as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below and to file with the Commission, any and all amendments, including post-effective amendments to this registration statement, making such changes in the registration statement as appropriate, and generally to do all such things in their behalf in their capacities as officers and directors to enable Southern National Corporation to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission.


         Signature                               Title
         ---------                               -----

/s/ L. Glenn Orr, Jr.           Chairman, President, Chief
- ----------------------------      Executive Officer and Director
L. Glenn Orr, Jr.                   (Principal Executive Officer)


/s/ Gary E. Carlton             Executive Vice President and
- ----------------------------             Director
Gary E. Carlton

/s/ Sherry A. Kellett           Executive Vice President and Controller
- ----------------------------      (Principal Financial and Accounting Officer)
Sherry A. Kellett

/s/ William F. Black            Director
- ----------------------------
William F. Black

/s/ Luther C. Boliek            Director
- ----------------------------
Luthe r C. Boliek

/s/ Ronald E. Deal              Director
- ----------------------------
Ronald E. Deal

                                Director
- ----------------------------
William N. Geiger, Jr.

/s/ Paul S. Goldsmith           Director
- ----------------------------
Paul S. Goldsmith

                                Director
- -----------------------------
Lloyd Vincent Hackley

/s/ James A. Hardison, Jr.      Director
- ----------------------------
James A. Hardison, Jr.

/s/ Donald C. Hiscott           Director
- ----------------------------
Donald C. Hiscott

                                Director
- ----------------------------
Charles A. Hostetler

/s/ Richard Janeway             Director
- ----------------------------
Richard Janeway, M.D.

                                Director
- ----------------------------
Joseph A. McAleer

/s/ Albert O. McCauley          Director
- ----------------------------
Albert O. McCauley

/s/ Dickson McLean, Jr.         Director
- ----------------------------
Dickson McLean, Jr.

/s/ Charles E. Nichols          Director
- ----------------------------
Charles E. Nichols

/s/ C. Edward Pleasants         Director
- ----------------------------
C. Edward Pleasants

/s/ Nido R. Qubein              Director
- ----------------------------
Nido R. Qubein

/s/ Ted R. Reynolds             Director
- ----------------------------
Ted R. Reynolds

/s/ A. Bruce Williams           Director
- ----------------------------
A. Bruce Williams

/s/ A. Tab Williams, Jr.        Director
- ----------------------------
A. Tab Williams, Jr.

/s/ Edward M. Williams          Director
- ----------------------------
Edward M. Williams

/s/ T. H. Yancey                Director
- ----------------------------
T. H. Yancey

/s/ Robert H. Yeargin           Director
- ----------------------------
Robert H. Yeargin

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              ____________________



                                    EXHIBITS

                                   filed with
                             REGISTRATION STATEMENT

                                       on

                                    FORM S-8

                                     UNDER

                           THE SECURITIES ACT OF 1933


                              ____________________



                         SOUTHERN NATIONAL CORPORATION
                          OMNIBUS STOCK INCENTIVE PLAN
                            (full title of the plan)


================================================================================

                                 EXHIBIT INDEX


Exhibit No.                  Description
- -----------                  -----------


   3.1 Amended and Restated Articles of Incorporation (filed as Exhibit 4(a) to the Company's Registration Statement on Form S-3 filed on June 9, 1993 (Registration Statement No. 33-64176) and incorporated herein by reference).

   3.2 Bylaws (filed as Exhibit 3.2 to the Company's Registration Statement on Form S-4 filed on June 20, 1989 (Registration Statement No. 33-20586) and incorporated herein by reference).

   4.3      Southern National Corporation Omnibus Stock Incentive Plan.

   5        Opinion of Hunton & Williams

   23.1     Consent of Arthur Andersen LLP.

   23.2     Consent of KPMG Peat Marwick LLP.

   23.3     Consent of KPMG Peat Marwick LLP.

   23.4     Consent of Donald G. Jones and Company, P.A.

   23.5     Consent of Ernst & Young LLP.

   23.6     Consent of Coopers & Lybrand L.L.P.

   23.7     Consent of Hunton & Williams (included in Exhibit 5)

   24 Power of Attorney of Directors and Officers of the Company (included on signature page).